Commitments and Contingencies (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
Commitments and Contingencies.
Commitments to purchase mortgage loans from PMT	$ 1,505,403	$ 1,287,405
Commitments to fund mortgage loans	261,911	288,769
Total commitments to purchase and fund mortgage loans	1,767,314	1,576,174
Commitments to sell mortgage loans	$ 4,226,940	$ 2,621,948